UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEDULE 14A

(RULE 14A-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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Check the appropriate box:

☐	Preliminary Proxy Statement.

☐	Confidential, for use of the Commission Only (as permitted by Rule 14a-6(e) (2)).

☒	Definitive Proxy Statement.

☐	Definitive Additional Materials.

☐	Soliciting Material under § 240.14a-12.

PUTNAM MANAGED MUNICIPAL INCOME TRUST

PUTNAM MASTER INTERMEDIATE INCOME TRUST

PUTNAM MUNICIPAL OPPORTUNITIES TRUST

PUTNAM PREMIER INCOME TRUST

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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EXPLANATORY NOTE

This Amendment No. 1 to Schedule 14A (the “Amendment”) amends and restates in its entirety the proxy statement of Putnam Managed Municipal Income Trust, Putnam Master Intermediate Income Trust, Putnam Municipal Opportunities Trust and Putnam Premier Income Trust (each, a “Fund”) dated March 10, 2026 (the “Proxy Statement”). This Amendment does not change the proposals to be acted on at the 2026 Annual Meeting of Shareholders of each Fund, or the recommendations of each Fund’s board of trustees in relation thereto, which are described in the Proxy Statement.

The purpose of this Amendment is to amend each Fund’s proxy card to properly identify the proposals to be voted upon by shareholders at the 2026 Annual Meeting of Shareholders.

We Need

Your Vote

Please vote today on matters affecting your investment in the Putnam closed-end funds.

Your prompt response to this proxy statement is important.

Voting now can help save costs.

Voting Options
See enclosed voting card for instructions.

Online	Phone	Mail

A message from the Trustees of the Putnam closed-end funds

Putnam Managed Municipal Income Trust
Putnam Master Intermediate Income Trust
Putnam Municipal Opportunities Trust
Putnam Premier Income Trust

A few minutes of your time now can help save time and expenses later.

Dear Fellow Shareholder:

We are asking for your vote on important matters affecting your investment in one or more of the Putnam closed-end funds. The Putnam closed-end funds will hold their annual shareholder meetings on April 17, 2026, in New York, New York. We are asking you — and all shareholders — to consider and vote on the important matters described below.

You may vote conveniently by:

•	Visiting the website listed on the proxy card.

•	Calling by telephone, using the toll-free number listed on the proxy card.

•	Mailing the enclosed proxy card — be sure to sign, date, and return the card in the enclosed postage-paid envelope.

Of course, you are also welcome to attend the annual shareholder meeting on April 17, 2026, and vote your shares during the meeting with respect to the following matters:

1. Fixing the number of Trustees at 8 and electing Trustees.

Shareholders of each fund are being asked to fix the number of Trustees at 8 and to elect Trustees at the upcoming annual meeting. Although Trustees do not manage fund portfolios, they play an important role in protecting shareholders. Trustees are responsible for approving the fees paid to your fund’s investment adviser and its affiliates, reviewing overall fund expenses, selecting the fund’s auditors, monitoring conflicts of interest, overseeing the fund’s compliance with federal securities laws, and overseeing the voting of proxies for the fund’s portfolio securities. All but one of your fund’s Trustees currently are independent of the fund and Franklin Advisers, Inc., your fund’s investment adviser (“Franklin Advisers”).

Detailed information regarding this proposal may be found in the enclosed proxy statement.

Please vote today.

We encourage you to sign and return your proxy card today or, alternatively, to vote online or by telephone using the voting control number that appears on your proxy card. Delaying your vote will increase fund expenses if further mailings are required. Your shares will be voted on your behalf exactly as you have instructed. If you sign the proxy card without specifying your vote, your shares will be voted in accordance with the Trustees’ recommendations.

Your vote is extremely important. If you have questions, please call toll-free 1-866-765-9033 or contact your financial advisor.

We appreciate your participation and prompt response, and thank you for investing in the funds.

Jane Trust, CFA

President and Chief Executive Officer

March 10, 2026

PROXY CARD ENCLOSED

If you have any questions, please call toll-free 1-866-765-9033 or call your financial advisor.

Important Notice Regarding the Availability of Proxy Materials for the Annual Shareholder Meeting to be Held on April 17, 2026.

The proxy statement is available at https://www.proxy-direct.com/fnk-34959.

Notice of Annual Meeting of Shareholders

To the Shareholders of:

PUTNAM MANAGED MUNICIPAL INCOME TRUST

PUTNAM MASTER INTERMEDIATE INCOME TRUST

PUTNAM MUNICIPAL OPPORTUNITIES TRUST

PUTNAM PREMIER INCOME TRUST

This is the formal agenda for your fund’s annual shareholder meeting. It tells you what proposals will be voted on and the time and place of the annual meeting.

The annual meeting of shareholders of your fund will be held on April 17, 2026 at 11:00 a.m., Eastern time, at the principal offices of the funds, One Madison Avenue, New York, New York 10010, to consider the following proposals:

Proposal	Proposal Description	Affected Funds
1a.	Fixing the number of Trustees at 8.	All funds
1b.	Electing Trustees.	All funds

As part of our effort to maintain a safe and healthy environment at the annual meeting, each fund and the Trustees closely monitor statements issued by the Centers for Disease Control and Prevention (cdc.gov). For that reason, the Trustees reserve the right to reconsider the date, time and/or means of convening your fund’s meeting.

By Marc A. De Oliveira, Secretary, and by the Trustees

Eileen A. Kamerick, Chair
Robert D. Agdern	Carol L. Colman
Anthony Grillo	Nisha Kumar
Peter Mason	Hillary A. Sale
Jane E. Trust

In order for you to be represented at your fund’s annual shareholder meeting, we urge you to record your voting instructions over the internet or by telephone or to mark, sign, date, and mail the enclosed proxy card(s) in the postage-paid envelope provided.

March 10, 2026

Proxy Statement

This document gives you the information you need to vote on the proposals. Much of the information is required under rules of the Securities and Exchange Commission (the “SEC”); some of it is technical. If there is anything you don’t understand, please call toll-free 1-866-765-9033 or call your financial advisor.

Proposal	Proposal Description	Affected Funds
1a.	Fixing the number of Trustees at 8.	All funds
1b.	Electing Trustees.	All funds

Who is asking for your vote?

The enclosed proxy is solicited by the Board of Trustees of Putnam Managed Municipal Income Trust, Putnam Master Intermediate Income Trust, Putnam Municipal Opportunities Trust, and Putnam Premier Income Trust (each, a “Board” and collectively, the “Board”) for use at each fund’s annual meeting of shareholders to be held on April 17, 2026 and, if your fund’s meeting is adjourned, or postponed, at any later sessions, for the purposes stated in the Notice of Annual Meeting of Shareholders (see previous page). The Notice of Annual Meeting of Shareholders, the proxy card, and this proxy statement are being mailed beginning on or about March 10, 2026.

How do your fund’s Trustees recommend that shareholders vote on these proposals?

The Trustees recommend that you vote

1a. FOR fixing the number of Trustees at 8;

1b. FOR electing your fund’s nominees for Trustees.

Who is eligible to vote?

Shareholders of record of each fund at the close of business on February 6, 2026 (the “Record Date”) are entitled to be present and to vote at the annual meeting or, if it is adjourned, at any later sessions. Shareholders of each fund vote separately with respect to each proposal.

Each common shareholder and each preferred shareholder (if applicable) will be entitled to one vote for each share held, with fractional shares voting proportionately. For Putnam Managed Municipal Income Trust and Putnam Municipal Opportunities Trust, the only funds with outstanding preferred shares, the holders of preferred shares and holders of common shares for each fund will vote together as a single class, unless otherwise noted. Shares represented by your duly executed proxy card will be voted in accordance with your instructions. If you sign and return the proxy card but don’t fill in a vote, your shares will be voted in accordance with the Trustees’ recommendations. If any other business properly comes before your fund’s annual meeting, your shares will be voted at the discretion of the persons designated on the proxy card.

The Proposals

1a. FIXING THE NUMBER OF TRUSTEES AT 8

Each fund’s Amended and Restated Agreement and Declaration of Trust (the “Declaration of Trust”) states that shareholders shall fix the number of Trustees on the Board at each annual meeting. Each fund currently has

8 Trustees on its Board. The Board, based on the recommendation of its Nominating Committee, recommends that shareholders fix the number of Trustees on your fund’s Board at 8.

For each fund, if a quorum is present at the annual meeting, a plurality vote, meaning the greatest number of affirmative votes cast by shareholders, will fix the number of Trustees. In the case of Putnam Managed Municipal Income Trust and Putnam Municipal Opportunities Trust, the holders of common and preferred shares vote together as a single class for Proposal 1a.

The Trustees of your fund unanimously recommend that shareholders vote “FOR” fixing the number of Trustees at 8.

1b. ELECTION OF TRUSTEES

Who are the nominees for Trustees?

The Nominating Committee of the Board is responsible for recommending nominees for Trustees of your fund. The Nominating Committee consists solely of Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of your fund or of Franklin Advisers. Those Trustees who are not “interested persons” of your fund or of Franklin Advisers are referred to as “Independent Trustees” throughout this proxy statement.

Each fund’s Declaration of Trust requires that shareholders elect the fund’s Trustees by a plurality vote at the fund’s annual meeting. The Board, based on the recommendation of the Nominating Committee, recommends that you vote for the election of the nominees described in the following pages. All the nominees are currently Trustees of your fund and certain other funds in the Franklin Templeton fund complex.

For Putnam Managed Municipal Income Trust and Putnam Municipal Opportunities Trust only.

Pursuant to the Amended and Restated Bylaws of each fund and provisions of the 1940 Act governing the issuance of preferred shares, holders of the preferred shares of your fund, voting as a separate class, are at all times entitled to elect two nominees for Trustees. Robert D. Agdern and Peter Mason have been nominated for election as Trustees by the holders of the preferred shares, voting as a separate class, while the other nominees have been nominated for election by the holders of the preferred shares and common shares voting together as a single class.

Biographical Information For The Funds’ Nominees.

The nominees for Trustees and their backgrounds are shown in the following pages. This information includes each nominee’s name, year of birth, principal occupation(s) during the past five years, and other information about the nominee’s professional background, including other directorships the nominee holds. Each of the nominees currently serves as a Trustee overseeing 22 closed-end funds advised by Franklin Advisers or its affiliates and, upon election, is proposed to serve until the election and qualification of his or her successor, or until he or she sooner dies, resigns, retires, or is removed. Ms. Trust also serves as Trustee of 118 other funds that are advised by one or more affiliates of Franklin Advisers.

Independent Trustees Name, Address[1], Year of Birth, and Length of Service as a Fund Trustee[2]	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee
Robert D. Agdern (Born 1950)	Member of the Advisory Committee of the Dispute Resolution Research Center at the Kellogg Graduate School of Business, Northwestern University (2002 to 2016); formerly, Deputy General Counsel responsible for western hemisphere matters for BP PLC (1999 to 2001); Associate General Counsel at Amoco Corporation responsible for corporate, chemical, and refining and marketing matters and special assignments (1993 to 1998) (Amoco merged with British Petroleum in 1998 forming BP PLC).	Director of certain closed-end funds advised by Franklin Templeton Fund Adviser, LLC and its affiliates (since 2015)

Carol L. Colman, CFA (Born 1946)	President, Colman Consulting Company (consulting)	Director of certain closed-end funds advised by Franklin Templeton Fund Adviser, LLC and its affiliates (since 2007)

Anthony Grillo (Born 1955)	Retired; Founder, Managing Director and Partner of American Securities Opportunity Funds (private equity and credit firm) (2006 to 2018); formerly, Senior Managing Director of Evercore Partners Inc. (investment banking) (2001 to 2004); Senior Managing Director of Joseph Littlejohn & Levy, Inc. (private equity firm) (1999 to 2001); Senior Managing Director of The Blackstone Group L.P. (private equity and credit firm) (1991 to 1999)	Director of certain closed-end funds advised by Franklin Templeton Fund Adviser, LLC and its affiliates (since 2024); Director of Littelfuse, Inc. (electronics manufacturing) (since 1991); formerly, Director of Oaktree Acquisition Corp. II (2020 to 2022); Director of Oaktree Acquisition Corp. (2019 to 2021)

Eileen A. Kamerick (Born 1958)	Chief Executive Officer, The Governance Partners, LLC (consulting firm) (since 2015); National Association of Corporate Directors Board Leadership Fellow (since 2016, with Directorship Certification since 2019) and NACD 2022 Directorship 100 honoree; Adjunct Professor, Georgetown University Law Center (since 2021); Adjunct Professor, The University of Chicago Law School (since 2018); Adjunct Professor, University of Iowa College of Law (since 2007); formerly, Chief Financial Officer, Press Ganey Associates (health care informatics company) (2012 to 2014); Managing Director and Chief Financial Officer, Houlihan Lokey (international investment bank) and President, Houlihan Lokey Foundation (2010 to 2012)	Director of certain closed-end funds advised by Franklin Templeton Fund Adviser, LLC and its affiliates (since 2013); Director, VALIC Company I (since October 2022); Director of ACV Auctions Inc. (since 2021); Director of Associated Banc-Corp (financial services company) (since 2007); formerly, Director of Hochschild Mining plc (precious metals company) (2016 to 2023); formerly Trustee of AIG Funds and Anchor Series Trust (2018 to 2021)

Independent Trustees Name, Address[1], Year of Birth, and Length of Service as a Fund Trustee[2]	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee

Nisha Kumar (Born 1970)	Formerly, Managing Director and the Chief Financial Officer and Chief Compliance Officer of Greenbriar Equity Group, LP (2011 to 2021); formerly, Chief Financial Officer and Chief Administrative Officer of Rent the Runway, Inc. (2011); Executive Vice President and Chief Financial Officer of AOL LLC, a subsidiary of Time Warner Inc. (2007 to 2009); Member of the Council on Foreign Relations	Director of certain closed-end funds advised by Franklin Templeton Fund Adviser, LLC and its affiliates (since 2019); Director of Stonepeak-Plus Infrastructure Fund LP (since 2025); Director of Birkenstock Holding plc (since 2023); Director of The India Fund, Inc. (since 2016); formerly, Director of Aberdeen Income Credit Strategies Fund (2017 to 2018); and Director of The Asia Tigers Fund, Inc. (2016 to 2018)

Peter Mason (Born 1959)	Arbitrator and Mediator (self- employed) (since 2021); formerly, Global General Counsel of UNICEF (non-governmental organization) (1998-2021)	Director of certain closed-end funds advised by Franklin Templeton Fund Adviser, LLC and its affiliates (since 2024); Chairman of University of Sydney USA Foundation (since 2020); and formerly, Director of the Radio Workshop US, Inc. (2023-2026)

Hillary A. Sale (Born 1961)

Agnes Williams Sesquicentennial Professor of Leadership and Corporate Governance, Georgetown Law Center; and Professor of Management, McDonough School of Business (since 2018); formerly, Associate Dean for Strategy, Georgetown Law Center (2020-2023); National Association of Corporate Directors Board Faculty Member (since 2021); formerly, a Member of the Board of Governors of FINRA (2016-2022)

Director of certain closed-end funds advised by Franklin Templeton Fund Adviser, LLC and its affiliates (since 2024); Director of CBOE U.S. Securities Exchanges, CBOE Futures Exchange, and CBOE SEF, Director (Since 2022); Advisory Board Member of Foundation Press (academic book publisher) (since 2019); Chair of DirectWomen Board Institute (since 2019); formerly, Member of DirectWomen (nonprofit) (2007-2022)

Interested Trustees

Name, Address[1], Year of Birth and Length of Service as a Fund Trustee[2]	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee
Jane E. Trust, CFA (Born 1962)[3]	Since 2020, Senior Vice President, Fund Board Management, Franklin Templeton. Since 2015, Officer and/or Trustee/Director of 123 funds associated with Franklin Templeton Fund Advisor, LLC (“FTFA”) or its affiliates, and President and Chief Executive Officer of FTFA. From 2018 to 2020, Senior Managing Director of Legg Mason & Co., LLC (“Legg Mason & Co.”). From 2016 to 2018, Managing Director of Legg Mason & Co. In 2015, Senior Vice President of FTFA.	Director of certain closed-end funds advised by Franklin Templeton Fund Adviser, LLC and its affiliates (since 2015)

1	The address of each Trustee/nominee is c/o Chair of the Board, Franklin Templeton, One Madison Avenue, 17th Floor, New York, NY 10010.

2	Each nominee serves until the election and qualification of his or her successor, or until he or she sooner dies, resigns, retires, or is removed.

3

Trustee who is an “interested person” (as defined in the 1940 Act) of Putnam Managed Municipal Income Trust, Putnam Master Intermediate Income Trust, Putnam Municipal Opportunities Trust, Putnam Premier Income Trust and Franklin Advisers. Ms. Trust is deemed an “interested person” by virtue of her positions with certain affiliates of Franklin Advisers.

The Nominating Committee of the Board is responsible for recommending nominees for election to the Board for its approval. The Nominating Committee considers the skills and characteristics that it determines would most benefit the funds, and considers diversity of background, experience, and views. In recommending the election of the nominees as Trustees, the Nominating Committee generally considered these matters and the educational, business, and professional experience of each nominee in determining his or her qualifications to serve as a Trustee of the fund, including the nominee’s record of service as a director or trustee of public and private organizations. This included each nominee’s previous service as a member of the Board and service as a member of the boards of other closed-end funds managed by Franklin Advisers or its affiliates. The Nominating Committee also considered, among other factors, the particular attributes described below with respect to each individual nominee for Trustee: Mr. Agdern, experience in business and as a legal professional; Ms. Colman, experience as a consultant and investment professional; Mr. Grillo, experience as a managing director of a private equity and credit firm and experience in investment banking; Ms. Kamerick, experience in business and finance, including financial reporting, and experience as a board member of a highly regulated financial services company; Ms. Kumar, financial and accounting experience as the chief financial officer of other companies and experience as a board member of private equity funds; Mr. Mason, legal and managerial experience; Ms. Sale, experience as a college professor and experience as a board member for financial and corporate institutions; and Ms. Trust, investment management and risk oversight experience as an executive and portfolio manager and leadership roles within Franklin Templeton and affiliated entities. References to the qualifications, attributes and skills of the nominees for Trustees are pursuant to requirements of the Securities and Exchange Commission, do not constitute holding out of the Board or any nominee from Trustee as having any special expertise or experience, and do not impose any greater responsibility or liability on any person or on the Board by reason thereof.

Each of the nominees has agreed to serve as a Trustee, if elected. If any nominee is unavailable for election at the time of the annual meeting, which is not anticipated, the persons designated on the proxy card may vote for other nominees at their discretion or may fix the number of Trustees at fewer than 8 for your fund.

What are the Trustees’ responsibilities?

Responsibilities of the Board1

Your fund’s Board is responsible under applicable state law for overseeing generally the management and operations of the fund. The Board oversees your fund’s operations by, among other things, meeting at its regularly scheduled meetings and as otherwise needed with the fund’s management and evaluating the performance of the fund’s service providers. As part of this process, the Trustees consult with your fund’s independent auditors and with their own separate independent counsel.

The Trustees review your fund’s financial statements, performance, net asset value and market price and the relationship between them, as well as the quality of the services being provided to the fund. As part of this process, the Trustees review your fund’s fees and expenses in light of the nature, quality and scope of the

[1]

On April 25, 2025, oversight of the funds transitioned from the prior board of trustees of the funds (the “Prior Board”) to the Board. The number of meetings noted in this section reflect all meetings held during the calendar year ended December 31, 2025, including meetings held by the Prior Board before April 25, 2025 and meetings held by the Board from April 25, 2025 through December 31, 2025.

services being received while also seeking to ensure that the fund continues to have access to high quality services in the future.

During the calendar year ended 2025, the Board held six regular meetings and three special meetings. Each Trustee attended at least 75% of the aggregate number of meetings of the Board.

The funds do not have a formal policy with respect to Trustee attendance at shareholder meetings. While various Trustees may attend shareholder meetings from time to time, your fund’s Trustees did not attend the last annual meeting of your fund. The Trustees are generally represented at shareholder meetings by their independent staff and independent counsel.

The Board has a standing Audit Committee, Nominating Committee, Compensation Committee and Pricing and Valuation Committee that meet periodically and whose responsibilities are described below. Each of the Audit Committee, Nominating Committee, Compensation Committee and Pricing and Valuation Committee of the Board are composed of all Trustees who have been determined not to be “interested persons” of the fund, Franklin Advisers or their affiliates within the meaning of the 1940 Act, and who are “independent” as defined in the New York Stock Exchange listing standards (“Independent Trustees”), and chaired by an Independent Trustees. The Board in its discretion from time to time may establish ad hoc committees.

Audit Committee. The fund’s Audit Committee is composed entirely of all of the Independent Trustees. The principal functions of the Audit Committee are to: (a) assist Board oversight of (i) the integrity of the fund’s financial reporting, (ii) the fund’s compliance with legal and regulatory requirements, (iii) the qualifications and independence of the fund’s independent registered public accountants and (iv) the performance of the fund’s internal audit function and independent registered public accountants; (b) approve, and recommend to the Independent Board Members (as such term is defined in the Audit Committee Charter) for their ratification, the selection, appointment, retention or termination of the fund’s independent registered public accounting firm, as well as approving the compensation thereof; (c) approve all audit and permissible non-audit services provided to the fund and certain other persons by the fund’s independent registered public accounting firm; and (d) prepare the report required to be prepared by the Audit Committee pursuant to the rules of the SEC for inclusion in the fund’s annual Proxy Statement. The Audit Committee for Putnam Master Intermediate Income Trust held three meetings during the calendar year ended December 31, 2025. The Audit Committee for Putnam Managed Municipal Income Trust, Putnam Municipal Opportunities Trust and Putnam Premier Income Trust held four meetings during the calendar year ended December 31, 2025. The Audit Committee operates under a written charter adopted and approved by the Board, a copy of which will be available on the fund’s website at www.franklintempleton.com/investments/options/closed-end-funds and click on the name of the fund.

Nominating Committee. The fund’s Nominating Committee, the principal function of which is to select and nominate candidates for election as Trustees of the fund, is composed of all of the Independent Trustees. The Nominating Committee may consider nominees recommended by the stockholder as it deems appropriate. Stockholders who wish to recommend a nominee should send recommendations to the fund’s Secretary that include all information relating to such person that is required to be disclosed in solicitations of proxies for the election of Trustees. A recommendation must be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the shareholders. The Nominating Committee met five times during the calendar year ended December 31, 2025. The Nominating Committee operates under a written charter adopted and approved by the Board, a copy of which is available on the fund’s website at www.franklintempleton.com/investments/options/closed-end-funds and click on the name of the fund.

The Nominating Committee identifies potential nominees through its network of contacts, and in its discretion may also engage a professional search firm. The Nominating Committee meets to discuss and consider such candidates’ qualifications and then chooses a candidate by majority vote. The Nominating Committee does not have specific, minimum qualifications for nominees, and will not establish specific qualities or skills that it regards as necessary for one or more of the fund’s Trustees to possess (other than any qualities or skills that may be required by applicable law, regulation or listing standard). However, as set forth in the Nominating Committee Charter, in evaluating a person as a potential nominee to serve as a Trustee of the fund, the Nominee Committee may consider the following factors, among any others it may deem relevant:

•	whether or not the person is an “interested person” as defined in the 1940 Act and whether the person is otherwise qualified under applicable laws and regulations to serve as a Trustee of the fund;

•

whether or not the person has any relationships that might impair his or her independence, such as any business, financial or family relationships with fund management, the investment manager of the fund, fund service providers or their affiliates;

•	whether or not the person serves on boards of, or is otherwise affiliated with, competing financial service organizations or their related mutual fund complexes;

•	whether or not the person is willing to serve, and willing and able to commit the time necessary for the performance of the duties of a Trustee of the fund;

•

the contribution which the person can make to the Board and the fund (or, if the person has previously served as a Trustee of the fund, the contribution which the person made to the Board during his or her previous term of service), with consideration being given to the person’s business and professional experience, education and such other factors as the Committee may consider relevant;

•	the character and integrity of the person; and

•	whether or not the selection and nomination of the person would be consistent with the requirements of the fund’s retirement policies.

Pricing and Valuation Committee. The fund’s Pricing and Valuation Committee is composed of all of the Independent Trustees. The principal function of the Pricing and Valuation Committee is to assist the Board with its oversight of the process for valuing portfolio securities in light of applicable law, regulatory guidance and applicable policies and procedures adopted by the fund. The Pricing and Valuation Committee met five times during the calendar year ended December 31, 2025.

Compensation Committee. The fund’s Compensation Committee is composed entirely of all of the Independent Trustees. The principal function of the Compensation Committee is to recommend the appropriate compensation of the Independent Trustees for their service on the Board and the committees of the Board. The Compensation Committee met once during the calendar year ended December 31, 2025. The Compensation Committee operates under a written charter adopted and approved by the Board, a copy of which is available on the fund’s website at www.franklintempleton.com/investments/options/closed-end-funds and click on the name of the fund.

Risk Oversight. The Board’s role in risk oversight of the fund reflects its responsibility under applicable state law to oversee generally, rather than to manage, the operations of the fund. In line with this oversight responsibility, the Board receives reports and make inquiries at its regular meetings and as needed regarding the nature and extent of significant fund risks (including investment, compliance and valuation risks) that potentially could have a materially adverse impact on the business operations, investment performance or reputation of the fund, but will rely upon the fund’s management (including the fund’s portfolio managers) and Chief Compliance Officer, who reports directly to the Board, and Franklin Advisers to assist it in identifying and understanding the nature and extent of such risks and determining whether, and to what extent, such risks may be eliminated or mitigated. In addition to reports and other information received from fund management and Franklin Advisers regarding the fund’s investment program and activities, the Board as part of its risk oversight efforts meets at its regular meetings and as needed with the fund’s Chief Compliance Officer to discuss, among other things, risk issues and issues regarding the policies, procedures and controls of the fund. The Board may be assisted in performing aspects of its role in risk oversight by the Audit Committee and such other standing or special committees as may be established from time to time by the Board. For example, the Audit Committee of the Board will regularly meet with the fund’s independent public accounting firm to review, among other things, reports on the fund’s internal controls for financial reporting.

The Board believes that not all risks that may affect the fund can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the fund’s goals, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Moreover, reports received by the Trustees as to risk management matters are typically summaries of relevant information and may be inaccurate or incomplete. As a result of the foregoing and other factors, the Board’s risk management oversight is subject to substantial limitations.

How large of a stake do the Trustees have in the funds and the related family of investment companies?

The Trustees allocate their investments among the funds based on their own investment needs. The table below shows the number of shares of each fund beneficially owned by each nominee for Trustee, as well as the value of each nominee’s holdings in each fund and in all of the funds in the family of investment companies overseen by the Trustees as of December 31, 2025. As a group, the Trustees owned shares of the funds valued under $100,000 as of December 31, 2025.

Trustees	Dollar Range of Fund Shares Owned	Fund Shares Beneficially Owned	Dollar Range of Fund Shares Owned	Fund Shares Beneficially Owned	Dollar Range of Fund Shares Owned	Fund Shares Beneficially Owned	Dollar Range of Fund Shares Owned	Fund Shares Beneficially Owned
	Putnam Managed Municipal Income Trust		Putnam Master Intermediate Income Trust		Putnam Municipal Opportunities Trust		Putnam Premier Income Trust
Robert D. Agdern	$0	$0	$0	$0	$0	$0	$0	$0
Carol L. Colman	$0	$0	$0	$0	$0	$0	$0	$0
Anthony Grillo	$0	$0	$0	$0	$0	$0	$0	$0
Eileen A. Kamerick	$0	$0	$0	$0	$0	$0	$0	$0
Nisha Kumar	$0	$0	$0	$0	$0	$0	$0	$0
Peter Mason	$0	$0	$0	$0	$0	$0	$0	$0
Hillary A. Sale	$0	$0	$0	$0	$0	$0	$0	$0

Interested Trustee
Jane E. Trust(1)	$0	$0	$0	$0	$0	$0	$0	$0
Trustees as a group	$0	$0	$0	$0	$0	$0	$0	$0

Name of Trustee	Aggregate Dollar Range of Shares Held in All Funds in the Family of Investment Companies Overseen by Trustee(3)
Robert D. Agdern	$50,001 - $100,000
Carol L. Colman	Over $100,000
Anthony Grillo	Over $100,000
Eileen A. Kamerick	Over $100,000
Nisha Kumar	Over $100,000
Peter Mason	Over $100,000
Hillary A. Sale	Over $100,000(2)

Interested Trustee
Jane E. Trust(1)	Over $100,000

(1)

Trustee who is an “interested person” (as defined in the 1940 Act) of Putnam Managed Municipal Income Trust, Putnam Master Intermediate Income Trust, Putnam Municipal Opportunities Trust, Putnam Premier Income Trust and Franklin Advisers. Ms. Trust is deemed an “interested person” by virtue of her positions with certain affiliates of Franklin Advisers.

(2)	As of February 20, 2026.

(3)

The term, “Family of Investment Companies”, means any two or more registered investment companies that share the same investment adviser or principal underwriter or hold themselves out to investors as related companies for purposes of investment and investor services.

As of March 1, 2026, none of the Trustees owned any preferred shares of Putnam Managed Municipal Income Trust or Putnam Municipal Opportunities Trust. As of March 1, 2026, each Trustee, and the officers and Trustees of the fund as a group, owned less than 1% of each fund’s outstanding common shares.

How can shareholders communicate with the Trustees?

The Board provides a process for shareholders to send communications to the Trustees. Shareholders may direct communications to the Board as a whole or to specified individual Trustees by submitting them in writing to the following address:

The Putnam Closed-End Funds
c/o Jane Trust, Franklin Templeton
One Madison Avenue, 17th Floor
New York, New York 10010

Written communications must include the shareholder’s name, be signed by the shareholder, refer to the fund(s) in which the shareholder holds shares, and include the class and number of shares held by the shareholder as of a recent date.

Representatives of the funds’ transfer agent will review all communications sent to Trustees and, as deemed appropriate, will provide copies and/or summaries of communications to the Trustees.

What are some of the ways in which the Trustees represent shareholder interests?

Among other ways, the Trustees seek to represent shareholder interests:

•	by reviewing your fund’s investment performance with your fund’s investment personnel;

•	by discussing with senior management of Franklin Advisers steps being taken to address any performance deficiencies;

•	by reviewing the quality of the various other services provided to your fund and its shareholders by Franklin Advisers and its affiliates;

•

by reviewing in depth the fees paid by each fund and by negotiating with Franklin Advisers, if appropriate, to ensure that the fees remain reasonable and competitive with those of comparable funds, while at the same time providing Franklin Advisers sufficient resources to continue to provide high quality services in the future;

•	by reviewing brokerage costs and fees, allocations among brokers, and soft dollar expenditures (if applicable);

•	by discussing shareholder outreach initiatives with senior management of Franklin Advisers;

•	by reviewing the specific concerns of closed-end fund shareholders;

•

by monitoring potential conflicts of interest between the Putnam closed-end funds, including your fund, and Franklin Advisers and its affiliates to ensure that the funds continue to be managed in the best interests of their shareholders; and

•

by monitoring potential conflicts among funds managed by Franklin Advisers and its affiliates to ensure that shareholders continue to realize the benefits of participation in a large and diverse family of funds.

What are the Trustees paid for their services?

Each Independent Trustee of the funds receives an annual retainer fee and additional fees for each Trustee meeting attended and for certain related services. Independent Trustees also are reimbursed for expenses they incur relating to their service as Trustees.

The Trustees periodically review their fees to ensure that the fees continue to be appropriate in light of their responsibilities as well as in relation to fees paid to trustees of other mutual fund complexes.

The following tables include the fees paid to each of the Trustees by each fund included in this proxy statement for its most recent fiscal year and the total compensation paid to each nominee by each fund and by the Franklin funds complex for the year ended December 31, 2025.

	Aggregate Compensation from the fund ($)	Pension or retirement benefits accrued as part of fund expenses ($)	Aggregate Compensation from the fund ($)	Pension or retirement benefits accrued as part of fund expenses ($)	Aggregate Compensation from the fund ($)	Pension or retirement benefits accrued as part of fund expenses ($)	Aggregate Compensation from the fund ($)	Pension or retirement benefits accrued as part of fund expenses ($)
Trustees	Putnam Managed Municipal Income Trust		Putnam Master Intermediate Income Trust		Putnam Municipal Opportunities Trust		Putnam Premier Income Trust
Robert D. Agdern	$5,858.89	—	$2,502.40	—	—	—	$3,558.50	—
Carol L. Colman	$5,928.20	—	$2,518.66	—	—	—	$3,594.11	—
Anthony Grillo	$5,650.94	—	$2,453.61	—	—	—	$3,451.66	—
Eileen A. Kamerick	$6,254.36	—	$2,632.51	—	—	—	$3,843.39	—
Nisha Kumar	$6,136.14	—	$2,567.45	—	—	—	$3,700.94	—
Peter Mason	$5,858.89	—	$2,502.40	—	—	—	$3,558.50	—
Hillary A. Sale	$5,858.89	—	$2,502.40	—	—	—	$3,558.50	—
Liaquat Ahamed(1)	$500.98	—	$270.54	—	$912.91	—	$594.37	—
Barbara M. Baumann(1)	$685.35	—	$370.14	—	$1,233.89	—	$813.23	—
Katinka Domotorffy(1)	$500.98	—	$270.54	—	$912.91	—	$594.37	—
Catharine Bond Hill(1)	$500.98	—	$270.54	—	$890.25	—	$594.37	—
Gregory G. McGreevey(1)	$463.20	—	$250.02	—	$922.23	—	$549.25	—
Jennifer Williams Murphy(1)	$500.98	—	$270.54	—	$912.91	—	$594.37	—
Marie Pillai(1)	$500.98	—	$270.54	—	$912.91	—	$594.37	—
George Putnam III(1)	$538.41	$6,007	$290.75	$5,427	$976.00	$5,786	$638.78	$11,271
Manoj P. Singh(1)	$503.32	—	$271.90	—	$937.07	—	$597.39	—
Mona K. Sutphen(1)	$500.98	—	$270.54	—	$912.91	—	$594.37	—

Interested Trustees
Jane E. Trust	—	—	—	—	—	—	—	—
Robert L. Reynolds(1)	—	—	—	—	—	—	—	—

Trustees	Estimated annual benefits from Funds Complex upon retirement ($)	Total compensation from Funds Complex ($)(2)
Robert D. Agdern	N/A	$366,000
Carol L. Colman	N/A	$371,000
Anthony Grillo	N/A	$346,000
Eileen A. Kamerick	N/A	$411,000
Nisha Kumar	N/A	$386,000
Peter Mason	N/A	$366,000
Hillary A. Sale	N/A	$356,000
Liaquat Ahamed(1)	N/A	$2,279
Barbara M. Baumann(1)	N/A	$3,103
Katinka Domotorffy(1)	N/A	$2,279
Catharine Bond Hill(1)	N/A	$2,256
Gregory G. McGreevey(1)	N/A	$2,185
Jennifer Williams Murphy(1)	N/A	$2,279
Marie Pillai(1)	N/A	$2,279
George Putnam III(1)	$130,333	$2,444
Manoj P. Singh(1)	N/A	$2,310
Mona K. Sutphen(1)	N/A	$2,279

Interested Trustees
Jane E. Trust	N/A	N/A
Robert L. Reynolds(1)	N/A	N/A

(1)	Mses. Baumann, Domotorffy, Hill, Murphy, Pillai and Sutphen and Messrs. Ahamed, McGreevey, Putnam, Singh and Reynolds resigned from the Board effective April 25, 2025.

(2)

The “Funds Complex” means two or more funds (a registrant or, where the registrant is a series company, a separate portfolio of the registrant) that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other funds.

Why should you vote for your fund’s nominees?

Your Trustees are independent, experienced, and highly qualified fiduciaries who exercise strong fund governance practices.

Independent

•

The Chair of your fund, Eileen A. Kamerick, is independent of Franklin Advisers. She also has extensive experience in business and finance, including financial reporting, and experience as a board member of a highly regulated financial services company;

•	7 of the 8 Trustee nominees are independent of Franklin Advisers; and

•	The Independent Trustees are assisted by counsel who are selected by the Independent Trustees and are independent of Franklin Advisers.

Highly Qualified

•	The nominees have significant current and past related industry experience; and

•

The Board includes individuals with substantial professional accomplishments and prior experience in a variety of fields, including investment management, economics, finance, education, and professional services.

Strong Governance Practices

•	The Board has a well-established committee and oversight structure for the funds; and

•	The funds do not have a staggered board structure. Every Trustee stands for election at each annual meeting of shareholders.

What is the voting requirement for electing Trustees?

For Putnam Managed Municipal Income Trust and Putnam Municipal Opportunities Trust, if a quorum of preferred shares is present at the annual meeting, the two nominees for election as Trustees by the holders of the preferred shares, voting as a separate class, who receive the greatest number of affirmative votes cast by holders of the preferred shares will be elected Trustees. If a quorum of common and preferred shares is present, the applicable number of nominees for election as Trustees by the holders of the preferred shares and common shares, voting together as a single class, who receive the greatest number of affirmative votes cast by the holders of the preferred shares and common shares, voting together as a single class, will be elected as Trustees.

For Putnam Master Intermediate Income Trust and Putnam Premier Income Trust, if a quorum is present at the annual meeting, the applicable number of nominees for election as Trustees who receive the greatest number of affirmative votes cast by shareholders will be elected as Trustees.

The Trustees unanimously recommend that shareholders vote “FOR” the election of your fund’s nominees.

Further Information About Voting and the Annual Meeting

Location. As part of our effort to maintain a safe and healthy environment at the annual meeting, each fund and the Trustees closely monitor statements issued by the Centers for Disease Control and Prevention (cdc.gov). For that reason, the Trustees reserve the right to reconsider the date, time and/or means of convening your fund’s meeting. Subject to any restrictions imposed by applicable law, the Trustees may choose to conduct the meeting solely by means of remote communications, or may hold a “hybrid” meeting where some participants attend in person and others attend by means of remote communications. If the Trustees choose to change the date, time and/or means of convening your fund’s meeting, the fund will announce the decision to do so in advance, and details on how to participate will be issued by press release and filed with the SEC as additional proxy material. Attendees are also encouraged to review guidance from public health authorities on this issue.

Meeting Quorum and Methods of Tabulation. The shareholders of each fund vote separately with respect to the proposals. For Putnam Master Intermediate Income Trust and Putnam Premier Income Trust, the presence in person or by proxy of a majority of the shares entitled to vote constitutes a quorum for the transaction of business with respect to any proposal at the annual meeting. For Putnam Managed Municipal Income Trust and Putnam Municipal Opportunities Trust, thirty percent of the shares entitled to vote constitutes a quorum for the transaction of business with respect to any proposal at the annual meeting, except that for any proposal on which the preferred shares or common shares vote as separate classes, thirty percent of the shares of each class entitled to vote constitutes a quorum for the transaction of business with respect to that proposal by that class.

The tellers will count the total number of votes cast “for” approval of each proposal for purposes of determining whether sufficient affirmative votes have been cast. Shares represented by proxies that reflect abstentions and “broker non-votes” (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee does not have discretionary voting authority on a particular matter) will be counted as shares that are present and entitled to vote for purposes of determining the presence of a quorum, but do not count as votes cast for a proposal. With respect to Proposal 1a and 1b, neither abstentions nor broker non-votes have an effect on the outcome of the proposal.

If you hold fund shares through a service agent that has entered into a service agreement with the fund, the service agent may be the record holder of your shares. At the annual meeting, a service agent will vote shares for which it receives instructions from its customers in accordance with those instructions. A signed and dated proxy card or other authorization by a shareholder that does not specify how the shareholder’s shares should be voted on a proposal may be deemed to authorize a service agent to vote such shares “for” Proposal 1a and 1b. Depending on its policies, applicable law or contractual or other restrictions, a service agent may be permitted to vote shares with respect to which it has not received specific voting instructions from its customers. In those cases, the service agent may, but may not be required to, vote such shares in the same proportion as those shares for which the service agent has received voting instructions. This practice is commonly referred to as “echo voting.”

Shareholders who object to a proposal in this Proxy Statement will not be entitled under Massachusetts law or the Agreement and Declaration of Trust of the particular fund to demand payment for, or an appraisal of, their shares.

The Amended and Restated Bylaws of Putnam Managed Municipal Income Trust and Putnam Municipal Opportunities Trust each include a provision (together, the “Control Share Provision”) pursuant to which, in summary, a shareholder who obtains beneficial ownership of fund shares in a “Control Share Acquisition” may exercise voting rights with respect to such shares only to the extent the authorization of such voting rights is approved by other shareholders of the fund. The Control Share Provision is primarily intended to protect the interests of the fund and its shareholders by limiting the risk that the fund will become subject to undue influence by activist investors. As described further below, the Control Share Provision does not eliminate voting rights for shares acquired in Control Share Acquisitions, but rather, it entrusts a fund’s other “non-interested” shareholders with determining whether to approve the authorization of voting rights for such shares.

Subject to various conditions and exceptions, the Amended and Restated Bylaws of Putnam Managed Municipal Income Trust and Putnam Municipal Opportunities Trust define a “Control Share Acquisition” to include an acquisition of fund shares (other than remarketed preferred shares of a series existing as of September 18, 2020) that, but for the Control Share Provision, would entitle the beneficial owner, upon the acquisition of such shares, to vote or direct the voting of shares having voting power in the election of Trustees

(except for elections of Trustees by preferred shareholders of the fund voting as a separate class) within any of the following ranges: (i) one-tenth or more, but less than one-fifth of all voting power; (ii) one-fifth or more, but less than one-third of all voting power; (iii) one-third or more, but less than a majority of all voting power; or (iv) a majority or more of all voting power.

Shares acquired before September 18, 2020 are excluded from the definition of Control Share Acquisition, though such shares are included in assessing whether any subsequent share acquisition exceeds one of the enumerated thresholds. Subject to various conditions and procedural requirements set forth in the Amended and Restated Bylaws of Putnam Managed Municipal Income Trust and Putnam Municipal Opportunities Trust, including the delivery of a “Control Share Acquisition Statement” to the fund’s Clerk setting forth certain required information, a shareholder who obtains beneficial ownership of shares in a Control Share Acquisition generally may request a vote of fund shareholders (excluding such acquiring shareholder and certain other interested shareholders) to approve the authorization of voting rights for such shares at the next annual meeting of fund shareholders, notice of which has not been given before the fund has received the Control Share Acquisition Statement.

On February 23, 2023, the Trustees of Putnam Managed Municipal Income Trust and Putnam Municipal Opportunities Trust each determined to exempt all prior, and, until further notice, new purchases of the funds’ shares that might otherwise be deemed Control Share Acquisitions under the Control Share Provision. Thus, the Control Share Provision currently has no effect, and will not affect voting at the annual meeting in any way.

Special Rule for Proportional Voting for Putnam Managed Municipal Income Trust and Putnam Municipal Opportunities Trust. For funds listed on the New York Stock Exchange that have outstanding preferred shares, in accordance with the rules of the exchange, brokerage firms may vote for or against a proposal, on behalf of their clients who beneficially own the remarketed or auction rate preferred shares and from whom they have not received voting instructions, in the same proportion as votes for and against the proposal that have been received from other holders of preferred shares if (i) a minimum of 30% of the outstanding preferred shares have been voted by the holders of preferred shares, (ii) less than 10% of the outstanding preferred shares have voted against the proposal, and (iii) for any proposal on which common and preferred shares vote together as a single class, the holders of the common shares have approved the proposal.

Other business. The Trustees know of no matters other than those described in this proxy statement to be brought before the annual meeting. If, however, any other matters properly come before the annual meeting, proxies will be voted on these matters in accordance with the judgment of the persons named in the enclosed proxy card(s).

Simultaneous meetings. The annual meeting of shareholders of your fund is called to be held at the same time as the meetings of shareholders of the other Putnam closed-end funds. It is anticipated that all annual meetings will be held simultaneously. However, if any shareholder at the annual meeting objects to the holding of a simultaneous meeting and moves for an adjournment of the meeting to a time promptly after the simultaneous meetings, the persons named as proxies will vote in favor of adjournment.

Solicitation of proxies. In addition to soliciting proxies by mail, the Trustees of your fund and employees of Franklin Advisers and Computershare Inc. (“Computershare”), as well as their agents, may solicit proxies in person or by telephone. Your fund may arrange to have a proxy solicitation firm call you to record your voting instructions by telephone. The procedures for voting proxies by telephone are designed to authenticate shareholders’ identities, to allow them to authorize the voting of their shares in accordance with their instructions, and to confirm that their instructions have been properly recorded. Shareholders would be called at the phone number Franklin Advisers or Computershare has in its records for their accounts (or that Franklin Advisers or Computershare obtains from agents acting on behalf of financial intermediaries, in the case of shares held in street name through a bank, broker or other financial intermediary) and would be given an opportunity to authenticate their identities and to authorize the proxies to vote their shares at the annual meeting in accordance with their instructions. To ensure that shareholders’ instructions have been recorded correctly, they will also receive a confirmation of their instructions in the mail. A special toll-free number will be available in case the information contained in the confirmation is incorrect. Your fund has been advised by counsel that these procedures are consistent with the requirements of applicable law. If these procedures were subject to a successful legal challenge, such votes would not be counted at the annual meeting. Your fund is unaware of any such challenge at this time.

Shareholders have the opportunity to submit their voting instructions over the internet by using a program provided by a third-party vendor selected by Franklin Advisers or by automated telephone service. To vote online using the internet, please access the internet address listed on the proxy card and follow the instructions on the internet site. To record your voting instructions using the automated telephone service, use the toll-free number listed on your proxy card. The internet and telephone voting procedures are designed to authenticate shareholder identities, to allow shareholders to give their voting instructions, and to confirm that shareholders’ instructions have been recorded properly.

Your fund’s Trustees have adopted a general policy of maintaining confidentiality in the voting of proxies. Consistent with this policy, your fund may solicit proxies from shareholders who have not voted their shares or who have abstained from voting, including brokers and nominees.

Expense of the solicitation. For managing the funds’ overall proxy campaign, Computershare will receive a proxy management fee plus reimbursement for out-of-pocket expenses. Computershare will also receive fees in connection with assembling, mailing and transmitting the notice of meeting, proxy statement and related materials on behalf of the funds, tabulating those votes that are received, and any solicitation of additional votes. While the fees received by Computershare will vary based on the level of additional solicitation necessary to achieve quorum and shareholder approval of the Trustees’ recommendations, the project management fees paid to Computershare are estimated to be approximately $3,360 for Putnam Managed Municipal Income Trust, $2,701 for Putnam Master Intermediate Income Trust, $3,310 for Putnam Municipal Opportunities Trust, and $3,041 for Putnam Premier Income Trust (approximately $12,412 in the aggregate for all funds). In addition, banks, brokers or other financial intermediaries holding shares as nominees will be reimbursed, upon request, for their reasonable expenses in sending solicitation materials to the principals of the accounts and tabulating those instructions that are received. After reimbursement of these expenses, it is estimated that Putnam Managed Municipal Income Trust, Putnam Master Intermediate Income Trust, Putnam Municipal Opportunities Trust, and Putnam Premier Income Trust will incur total costs of approximately $12,811, $12,004, $14,642, and $22,060, respectively, in connection with the proxy campaign (approximately $61,517) in the aggregate for all funds). Other costs associated with the proxy campaign include the expenses of the preparation and printing of proxy materials, and postage, which are estimated to be approximately $16,766 (this amount does not include costs associated with proxy statement printing). Each fund is bearing all of its proxy campaign costs.

Revocation of proxies. Giving your proxy, whether by returning the proxy card or providing voting instructions over the internet or by telephone, does not affect your right to attend the annual meeting and vote.

Proxies, including proxies given by telephone or over the internet, may be revoked at any time before they are voted, either (i) by a written revocation received by the Clerk of your fund, (ii) by properly executing and submitting a later-dated proxy, (iii) by recording later-dated voting instructions by telephone or via the internet, or (iv) by attending the annual meeting and voting in person. If your shares are held in street name through a bank, broker or other financial intermediary, please check your voting instruction form or contact your bank, broker or other financial intermediary for instructions on how to change or revoke your vote.

Dates for receipt of shareholders’ proposals for subsequent meetings of shareholders. It is currently anticipated that your fund’s next annual meeting of shareholders will be held on April 16, 2027, although the Trustees of your fund reserve the right to set an earlier or later date for the annual meeting for the next fiscal year. Shareholder proposals that are intended to be included in the proxy statement for that meeting and presented at the 2027 annual meeting must have been received by your fund on or before November 10, 2026. In order for a shareholder proposal to be included in the proxy statement, both the submitting shareholder and the proposal itself must satisfy the requirements set forth in Rule 14a-8 under the Securities Exchange Act of 1934. The fund may exclude from the proxy materials and consideration at a meeting certain proposals as permitted by Securities and Exchange Commission rules and state law. Shareholders who wish to make a proposal at the 2027 annual meeting without including the proposal in the fund’s proxy statement must ensure that the proposal was received by your fund in good order and in compliance with all applicable legal requirements, including the requirements set forth in your fund’s Amended and Restated Bylaws, between January 17, 2027 and February 16, 2027. You may obtain a copy of your fund’s Amended and Restated Bylaws by submitting a request in writing to The Putnam Closed-End Funds, 100 Federal Street, Boston, Massachusetts 02110.

Postponement and Adjournment. To the extent permitted by each fund’s Declaration of Trust and Amended and Restated Bylaws, any meeting of shareholders may be postponed or cancelled by the Trustees upon public notice before the time scheduled for the meeting.

In addition to any ability that the persons named as proxies may have to propose and/or vote on an adjournment of any meeting of shareholders as described below, to the extent permitted by each fund’s Declaration of Trust and Amended and Restated Bylaws, any meeting of shareholders may, by action of the chair of the meeting, be adjourned from time to time without notice (other than announcement at the meeting at which the adjournment is taken) with respect to one or more matters to be considered at the meeting to a designated date (which may be more than 120 days after the date initially set for the meeting), time and place, whether or not a quorum is present with respect to the matter. Upon motion of the chair of the meeting, the question of adjournment may (but need not) be submitted to a vote of the shareholders, and in that case, any adjournment with respect to one or more matters must be approved by the vote of holders of a majority of the shares present and entitled to vote with respect to the matter or matters to be adjourned and, if approved, such adjournment shall take place without further notice (other than announcement at the meeting at which the adjournment is taken). If the quorum required for the meeting has not been met, the persons named as proxies may propose adjournment of the meeting and vote all shares that they are entitled to vote in favor of such adjournment. If the quorum required for the meeting has been met, but sufficient votes in accordance with the Trustees’ recommendations are not received by the time scheduled for the meeting, the persons named as proxies may also propose adjournment of the meeting with respect to any or all proposals in order to permit solicitation of additional proxies. The persons named as proxies will vote in favor of adjournment those proxies that they are entitled to vote in accordance with the Trustees’ recommendation. They will vote against adjournment those proxies required to be voted contrary to the Trustees’ recommendation. Unless a proxy is otherwise limited in this regard, any shares present and entitled to vote at a meeting that are represented by broker non-votes, may, at the discretion of the proxies named therein, be voted in favor of such an adjournment. Adjournments may be proposed for a reasonable period or periods to permit further solicitation of proxies or for any other reason. The funds will bear the costs of any additional solicitation and of any adjourned session. Any proposal for which sufficient votes consistent with the Trustees’ recommendation have been received may be acted upon and considered final regardless of whether the meeting is adjourned to permit additional solicitation with respect to any other proposal that may properly come before the meeting.

The record date initially set for a meeting will continue to apply to any adjourned or postponed session of that meeting, unless the Trustees fix a new record date for the meeting. If a new record date is fixed for a meeting, any proxy received by a fund from a shareholder who was a shareholder of record on both the record date originally set for the meeting and the new record date for the meeting will remain in full force and effect unless explicitly revoked by the shareholder.

Duplicate mailings. As permitted by SEC rules, the funds’ practice is to send a single copy of the proxy statement to shareholders who share the same last name and address, unless a shareholder previously has requested otherwise. Separate proxy cards will be included with the proxy statement for each account registered at that address. If you would prefer to receive your own copy of the proxy statement, please contact Computershare Inc., PO Box 43131, Providence, RI 02940-3131.

Financial information. Your fund’s Clerk will furnish to you, upon request and without charge, a copy of the fund’s annual report for its most recent fiscal year, and a copy of its semiannual report for any subsequent semiannual period. You may direct these requests to Putnam Investor Services, P.O. Box 219697, Kansas City, MO 64121-9697 or by phone at 1-800-225-1581. You may also access copies of these reports by visiting www.franklintempleton.com.

Fund Information

Franklin Advisers, Inc. Franklin Advisers is the funds’ investment adviser and is an indirect, wholly-owned subsidiary of Franklin Resources, Inc. Franklin Resources, Inc., whose principal executive offices are at One Franklin Parkway, San Mateo, California 94403, is a global investment management organization operating as Franklin Templeton. The address of Franklin Advisers is also One Franklin Parkway, San Mateo, California 94403.

Franklin Templeton Investment Management Limited. Franklin Templeton Investment Management Limited (“FTIML”) is a registered investment adviser that has been retained by Franklin Advisers as investment sub-adviser or sub-manager with respect to a portion of the assets of the funds, and is an indirect, wholly-owned subsidiary of Franklin Resources, Inc. The address of FTIML is 78 Cannon Street, London, England, EC4N 6HL.

Franklin Templeton Services, LLC. Franklin Templeton Services, LLC (“FT Services”) has been retained by Franklin Advisers to provide certain administrative and other services, and is an indirect, wholly-owned subsidiary of Franklin Templeton. The address of FT Services is One Franklin Parkway, San Mateo, California 94403.

Limitation of Trustee liability. Your fund’s Declaration of Trust provides that the fund will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the fund, except if it is determined in the manner specified in the

Declaration of Trust that they have not acted in good faith, have not acted in the reasonable belief that their actions were in the best interests of the fund or at least were not opposed to the best interests of the fund, or had reasonable cause to believe their actions were unlawful in the case of a criminal proceeding, or that such indemnification would relieve any officer or Trustee of any liability to the fund or its shareholders arising by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties. Your fund, at its expense, provides liability insurance for the benefit of its Trustees and officers.

Auditor. The Trustees have selected PricewaterhouseCoopers LLP (“PwC”), 101 Seaport Boulevard, Boston, Massachusetts 02210 as the auditor for each fund’s current fiscal year. The firm was selected primarily on the basis of its expertise as an auditor of investment companies, the quality of its audit services and the competitiveness of its fees. Representatives of PwC are expected to be available or present at the annual meeting and to have the opportunity to make a statement and respond to appropriate questions.

The following table presents fees billed to each indicated fund in each of its last two fiscal years by the fund’s auditor:

Putnam Managed Municipal Income Trust

Fiscal Year Ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
October 31, 2025	$63,078	$0	$15,276	$0
October 31, 2024	$72,749	$0	$9,166	$0

Putnam Master Intermediate Income Trust

Fiscal Year Ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
September 30, 2025	$113,881	$0	$22,827	$0
September 30, 2024	$170,849	$0	$13,696	$0

Putnam Municipal Opportunities Trust

Fiscal Year Ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
April 30, 2025	$54,772	$0	$16,000	$0
April 30, 2024	$67,210	$0	$9,600	$0

Putnam Premier Income Trust

Fiscal Year Ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
July 31, 2025	$123,251	$0	$23,802	$0
July 31, 2024	$166,945	$0	$14,281	$0

Audit Fees represent fees billed for a fund’s last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in a fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in a fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

The following tables present the amounts the fund’s auditor billed for aggregate non-audit fees to each fund, Putnam Management, as the fund’s investment manager prior to July 15, 2024, Franklin Advisers, as the fund’s investment manager for the period on and after July 15, 2024, and any entity controlling, controlled by or under common control with Putnam Management or Franklin Advisers that provides ongoing services to the fund in each of the fund’s last two fiscal years:

Putnam Managed Municipal Income Trust	Fiscal year ended 2025: $1,557,011	Fiscal year ended 2024: $872,036
Putnam Municipal Opportunities Trust	Fiscal year ended 2025: $486,647	Fiscal year ended 2024: $664,363
Putnam Master Intermediate Income Trust	Fiscal year ended 2025: $486,647	Fiscal year ended 2024: $960,797
Putnam Premier Income Trust	Fiscal year ended 2025: $486,647	Fiscal year ended 2024: $1,030,797

Pre-Approval Policies of the Audit Committee. The Audit Committee of the Board has determined that, as a matter of policy, all work performed for the funds by the funds’ auditors will be pre-approved by the Audit Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit Committee also has adopted a policy to pre-approve the engagement by Franklin Advisers and certain affiliated companies of the funds’ auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Franklin Advisers or its affiliates are typically submitted in writing to the Audit Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why the work should be performed by that particular audit firm as opposed to another one. In reviewing these requests, the Audit Committee considers, among other things, whether the provision of such services by the audit firm is compatible with the independence of the audit firm. All services provided by PwC to the Fund or to the Service Affiliates that were required to be pre-approved by the Audit Committee were pre-approved.

Since the beginning of the two most recently completed fiscal years of each fund, all work performed by the auditors for the funds, Putnam Management, the investment manager to the funds prior to July 15, 2024, Franklin Advisers, the investment manager to the funds on and after July 15, 2024, and any entity controlling, controlled by or under common control with Putnam Management or Franklin Advisers that provides ongoing services to the funds was approved in advance by the Committee or a member of the Committee pursuant to the pre-approval policies discussed above.

The Audit Committee has submitted the following report:

The Audit Committee has reviewed and discussed with management of the funds the audited financial statements of each fund for the last fiscal year. The Audit Committee has discussed with each fund’s independent auditor the matters required to be discussed by Statements on Auditing Standard No. 61 (SAS No. 61), as amended, supplemented or superseded from time to time. The Audit Committee has received the written disclosures and the letter from each fund’s independent auditor required by the applicable requirements of the Public Company Accounting Oversight Board regarding the independent auditor’s communications with the Audit Committee concerning independence and has discussed with the independent auditor its independence. Based on the foregoing review and discussions, the Audit Committee recommended to the Trustees that each fund’s audited financial statements for the last fiscal year be included in each fund’s annual report to shareholders.

Robert D. Agdern

Carol L. Colman

Anthony Grillo

Eileen A. Kamerick

Nisha Kumar (Chair)

Peter Mason

Hillary A. Sale

Section 16(a) Reports. Section 16(a) of the Exchange Act and Section 30(h) of the 1940 Act, and the rules thereunder, require each fund’s officers and Trustees, officers and directors of the investment adviser, affiliated persons of the investment adviser, and persons who beneficially own more than 10% of a registered class of a fund’s shares, to file reports of ownership and changes in ownership with the SEC and the NYSE. Based solely on a review of the reports filed with the SEC and upon representations that no additional Section 16(a) forms were required to be filed, each of Putnam Premier Income Trust, Putnam Master Intermediate Income Trust, and Putnam Managed Municipal Income Trust believes that (during its most recently completed fiscal year), and Putnam Municipal Opportunities Trust believes that (during its current fiscal year), all Section 16(a) filing requirements applicable to each fund’s officers, Trustees and greater than 10% beneficial owners were complied with.

Officers and other information. All of the officers of your fund are employees of Franklin Advisers or its affiliates or serve on the staff of the Office of the Trustees. Because of their positions with Franklin Advisers or its affiliates, affiliated officers of your fund will benefit indirectly from the management fees and investor servicing fees paid or allowed by your fund. The officers of your fund are as follows:

Name, Address, Year of Birth, Position(s) Held with Fund	Length of Service with the Funds[1]	Principal Occupation(s) During Past 5 Years and Position(s) with Fund’s Investment Adviser and Distributor
Jane Trust, CFA[2] (Born 1962) Trustee, President and Chief Executive Officer One Madison Avenue, 17th Floor, New York, NY 10010	Since 2024	Senior Vice President, Fund Board Management, Franklin Templeton (since 2020); Officer and/or Trustee/Director of 119 funds associated with FTFA or its affiliates (since 2015); Trustee of Putnam Family of Funds consisting of 105 Portfolios; President and Chief Executive Officer of FTFA (since 2015); formerly, Senior Managing Director (2018 to 2020) and Managing Director (2016 to 2018) of Legg Mason & Co., LLC (“Legg Mason & Co.”); and Senior Vice President of FTFA (2015).

Fred Jensen (Born 1963) Chief Compliance Officer One Madison Avenue, 17th Floor, New York, NY 10010	Since 2025

Director - Global Compliance of Franklin Templeton (since 2020); Managing Director of Legg Mason & Co. (2006 to 2020); Director of

Compliance, Legg Mason Office of the Chief Compliance Officer (2006 to 2020); formerly, Chief Compliance Officer of Legg Mason Global Asset Allocation (prior to 2014); Chief Compliance Officer of Legg Mason Private Portfolio Group (prior to 2013); formerly, Chief Compliance Officer of The Reserve Funds (investment adviser, funds and broker-dealer) (2004) and Ambac Financial Group (investment adviser, funds and broker-dealer) (2000 to 2003).

Name, Address, Year of Birth, Position(s) Held with Fund	Length of Service with the Funds[1]	Principal Occupation(s) During Past 5 Years and Position(s) with Fund’s Investment Adviser and Distributor

Marc A. De Oliveira (Born 1971) Secretary and Chief Legal Officer 100 First Stamford Place, 6th Floor, Stamford, CT 06902	Since 2025	Associate General Counsel of Franklin Templeton (since 2020); Secretary and Chief Legal Officer of certain funds associated with Legg Mason & Co. or its affiliates (since 2020); Assistant Secretary of certain funds associated with Legg Mason & Co. or its affiliates (since 2006); formerly, Managing Director (2016 to 2020) and Associate General Counsel of Legg Mason & Co. (2005 to 2020).

Thomas C. Mandia (Born 1962) Senior Vice President 100 First Stamford Place, 6th Floor, Stamford, CT 06902	Since 2025	Senior Associate General Counsel of Franklin Templeton (since 2020); Secretary of FTFA (since 2006); Secretary of LM Asset Services, LLC (“LMAS”) (since 2002) and Legg Mason Fund Asset Management, Inc. (“LMFAM”) (since 2013) (formerly registered investment advisers) and Assistant Secretary of certain funds in the fund complex (since 2006); formerly, Managing Director and Deputy General Counsel of Legg Mason & Co. (2005 to 2020).

Jeanne M. Kelly (Born 1951) Senior Vice President One Madison Avenue, 17th Floor, New York, NY 10010	Since 2025	U.S. Fund Board Team Manager, Franklin Templeton (since 2020); Senior Vice President of certain funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of the Investment Manager (since 2006); President and Chief Executive Officer of LMAS and LMFAM (since 2015); formerly, Managing Director of Legg Mason & Co. (since 2005 to 2020); Senior Vice President of LMFAM (2013 to 2015).

Christopher Berarducci (Born 1974) Treasurer and Principal Financial Officer One Madison Avenue, 17th Floor, New York, NY 10010	Since 2025	Vice President, Fund Administration and Reporting, Franklin Templeton (since 2020); Treasurer (since 2010) and Principal Financial Officer (since 2019) of certain funds associated with Legg Mason & Co. or its affiliates; formerly, Managing Director (2020), Director (2015 to 2020), and Vice President (2011 to 2015) of Legg Mason & Co.

1	Each Trustee was elected to their position on April 25, 2025.

2	Ms. Trust is an “interested person” of the Trust, as defined in the 1940 Act, because of her position with FTFA and/or certain of its affiliates.

Net assets of your fund as of December 31, 2025

Putnam Managed Municipal Income Trust	$285,560,390.93	*
Putnam Master Intermediate Income Trust	$166,296,029.30
Putnam Municipal Opportunities Trust	$310,329,896.56
Putnam Premier Income Trust	$361,853,902.10

*	Excludes the amount of aggregate liquidation preference of outstanding preferred shares of the fund.

Shares outstanding of your fund as of February 6, 2026

	Putnam Managed Municipal Income Trust	Putnam Master Intermediate Income Trust	Putnam Municipal Opportunities Trust	Putnam Premier Income Trust
Common	42,833,396.519	48,184,340.693	27,399,461.648	95,567,536.775
Series A Preferred	240	0	0	0
Series B Preferred	0	0	2,876	0
Series C Preferred	1,507	0	2,673	0

5% Beneficial Ownership. As of February 28, 2026, to the knowledge of the funds, no person owned beneficially or of record 5% or more of any class of shares of any fund, except as noted as follows:

Fund Shareholder Name and Address	Holdings	Percentage Owned
Putnam Managed Municipal Income Trust (common shares)
CEDE & Company(1) 20 Bowling Green New York, NY 10004-1408	42,024,967.000	96.41%

Putnam Managed Municipal Income Trust (preferred shares)
Bank of America Corporation(2) Bank of America, N.A. Merrill Lynch, Pierce, Fenner & Smith Incorporated BofA Securities, Inc.
Bank of America Corporate Center 100 N. Tryon Street Charlotte, NC, 28255	1,607	92.00%

Putnam Master Intermediate Income Trust
CEDE & Company(1) 20 Bowling Green New York, NY 10004-1408	46,113,759.000	95.70%
Sit Investment Associates, Inc.(3) Sit Fixed Income Advisors II, LLC 3300 IDS Center 80 South Eighth Street Minneapolis, MN 55402	22,894,806	47.5%

Putnam Municipal Opportunities Trust (common shares)
CEDE & Company(1) 20 Bowling Green New York, NY 10004-1408	27,807,500.000	97.27%

Putnam Municipal Opportunities Trust (preferred shares)
Bank of America Corporation(4) Bank of America, N.A. Bank of America Corporate Center 100 N. Tryon Street Charlotte, NC, 28255	5,225	94.20%

Putnam Premier Income Trust
CEDE & Company(1) 20 Bowling Green New York, NY 10004-1408	90,194,713.000	94.38%
Sit Investment Associates, Inc.(3) Sit Fixed Income Advisors II, LLC 3300 IDS Center 80 South Eighth Street Minneapolis, MN 55402	27,790,046	29.10%
First Trust Portfolios L.P.(5) First Trust Advisors L.P. The Charger Corporation 120 East Liberty Drive, Suite 400 Wheaton, Illinois 60187	8,565,584	8.74%

(1)	Believed to hold shares only as nominee.

(2)

Bank of America Corporation, Bank of America, N.A., Merrill Lynch, Pierce, Fenner & Smith Incorporated and BofA Securities, Inc. reported beneficial ownership as of December 20, 2024 in a 13D/A filing with the Securities and Exchange Commission.

(3)

Sit Investment Associates, Inc. and Sit Fixed Income Advisors II, LLC reported beneficial ownership as of December 23, 2025 (with respect to Putnam Master Intermediate Income Trust) and as of November 21, 2025 (with respect to Putnam Premier Income Trust) in 13D/A filings with the Securities and Exchange Commission. Some or all of their positions may be reflected in Cede & Company’s positions in the funds.

(4)	Bank of America Corporation and Bank of America, N.A. reported beneficial ownership as of February 1, 2021 in a 13G/A filing with the Securities and Exchange Commission.

(5)

First Trust Portfolios, L.P., First Trust Advisors L.P., and The Charger Corporation reported shared beneficial share ownership as of January 12, 2024 in a 13G/A filing with the Securities and Exchange Commission. Some or all of their positions may be reflected in Cede & Company’s positions in the funds.

Franklin Templeton

One Madison Avenue

New York, New York

10010 1-800-225-1581

Address correspondence to:

Computershare Inc.

P.O. Box 43131

Providence, RI 02940-3131

franklintempleton.com

PUTNAM MASTER INTERMEDIATE INCOME TRUST PO Box 43131 Providence, RI 02940-3131 EVERY VOTE IS IMPORTANT SCAN The QR code or visit www.proxy-direct.com to vote your shares CALL 1-800-337-3503 Follow the recorded instructions available 24 hours MAIL Vote, Sign and Mail in the enclosed Business Reply Envelope VOTE IN PERSON Attend Shareholder Meeting One Madison Avenue, 17th Floor, New York, New York, on April 17, 2026 Please detach at perforation before mailing. PROXY PUTNAM MASTER INTERMEDIATE INCOME TRUST PROXY FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON APRIL 17, 2026 COMMON SHARES THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES. The undersigned hereby revokes all previous proxies for his/her common shares of Putnam Master Intermediate Income Trust and appoints Marc A. De Oliveira, Thomas C. Mandia, and Jeanne M. Kelly, and each of them, as proxies of the undersigned with full power of substitution to vote all shares of the Fund that the undersigned is entitled to vote at the Fund’s Annual Meeting of Shareholders (the “Meeting”) to be held at One Madison Avenue, 17th Floor, New York, New York at 11:00 a.m., Eastern Time, on April 17, 2026, including any postponements or adjournments thereof, upon the matters set forth below and instructs them to vote upon any other matters that may properly be acted upon at the Meeting, including any matters presented for which the Fund was not given timely notice. The undersigned hereby acknowledges receipt of the Notice of the Meeting and of the accompanying Proxy Statement (the terms of which are incorporated by reference herein). This proxy, if properly executed, will be voted in the manner directed by the shareholder. If no direction is made, this proxy will be voted “FOR” the proposals and in the discretion of the proxies upon such other business as may properly come before the meeting. VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1-800-337-3503 CHANGE OF ADDRESS PIM_34959_031126 PLEASE MARK, SIGN, DATE ON THE REVERSE SIDE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE. xxxxxxxxxxxxxx code

EVERY SHAREHOLDER'S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders to Be Held on April 17, 2026.
The Proxy Statement and Proxy Card are available at:
https://www.proxy-direct.com/fnk-34959

Please detach at perforation before mailing.

If no specific instructions are provided, this proxy will be voted "FOR" the proposals and in the discretion of the proxies upon such other business as may properly come before the meeting.

TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE: ☒

A Proposals The Board of Trustees unanimously recommends a vote "FOR" the proposals.

		FOR	AGAINST	ABSTAIN
1a.	Fixing the number of Trustees at 8.	☐	☐	☐

		FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
1b.	Electing your Fund's nominees for Trustees: 01. Robert D. Agdern 02. Carol L. Colman 03. Anthony Grillo 04. Eileen A. Kamerick 05. Nisha Kumar 06. Peter Mason 07. Hillary A. Sale 08. Jane E. Trust	☐	☐	☐

INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR A PARTICULAR NOMINEE, MARK "FOR ALL, EXCEPT" AND WRITE THE NOMINEE'S NAME ON THE LINE BELOW.

____

Any other business that may properly come before the Meeting.

B Authorized Signatures — This section must be completed for your vote to be counted.— Sign and Date Below

Note: Please sign exactly as your name(s) appear(s) on this Proxy Card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, administrator, trustee, guardian, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Date (mm/dd/yyyy) — Please print date below	Signature 1 — Please keep signature within the box	Signature 2 — Please keep signature within the box
/ /		

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XXXXXXXXXXXXXX PIM 34959 XXXXXXXX

PUTNAM MANAGED MUNICIPAL INCOME TRUST PO Box 43131 Providence, RI 02940-3131 EVERY VOTE IS IMPORTANT SCAN The QR code or visit www.proxy-direct.com to vote your shares CALL 1-800-337-3503 Follow the recorded instructions available 24 hours MAIL Vote, Sign and Mail in the enclosed Business Reply Envelope VOTE IN PERSON Attend Shareholder Meeting One Madison Avenue,17th Floor, New York, New York, on April 17, 2026 Please detach at perforation before mailing. PROXY PUTNAM MANAGED MUNICIPAL INCOME TRUST PROXY FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON APRIL 17, 2026 COMMON SHARES THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES. The undersigned hereby revokes all previous proxies for his/her common shares of Putnam Managed Municipal Income Trust and appoints Marc A. De Oliveira, Thomas C. Mandia, and Jeanne M. Kelly, and each of them, as proxies of the undersigned with full power of substitution to vote all shares of the Fund that the undersigned is entitled to vote at the Fund’s Annual Meeting of Shareholders (the “Meeting”) to be held at One Madison Avenue, 17th Floor, New York, New York at 11:00 a.m., Eastern Time, on April 17, 2026, including any postponements or adjournments thereof, upon the matters set forth below and instructs them to vote upon any other matters that may properly be acted upon at the Meeting, including any matters presented for which the Fund was not given timely notice. The undersigned hereby acknowledges receipt of the Notice of the Meeting and of the accompanying Proxy Statement (the terms of which are incorporated by reference herein). This proxy, if properly executed, will be voted in the manner directed by the shareholder. If no direction is made, this proxy will be voted “FOR” the proposals and in the discretion of the proxies upon such other business as may properly come before the meeting. VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1-800-337-3503 CHANGE OF ADDRESS PMM_34959_031126 PLEASE MARK, SIGN, DATE ON THE REVERSE SIDE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE. xxxxxxxxxxxxxx code

EVERY SHAREHOLDER'S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders to Be Held on April 17, 2026.
The Proxy Statement and Proxy Card are available at:
https://www.proxy-direct.com/fnk-34959

Please detach at perforation before mailing.

If no specific instructions are provided, this proxy will be voted "FOR" the proposals and in the discretion of the proxies upon such other business as may properly come before the meeting.

TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE: X

A Proposals The Board of Trustees unanimously recommends a vote "FOR" the proposals.

1a.	Fixing the number of Trustees at 8.	FOR ☐	AGAINST ☐	ABSTAIN ☐
1b.	Electing your Fund's nominees for Trustees: 01. Carol L. Colman 02. Anthony Grillo 03. Eileen A. Kamerick 04. Nisha Kumar 05. Hillary A. Sale 06. Jane E. Trust	FOR ALL ☐	WITHHOLD ALL ☐	FOR ALL EXCEPT ☐

<u>INSTRUCTIONS:</u> TO WITHHOLD AUTHORITY TO VOTE FOR A PARTICULAR NOMINEE, MARK "FOR ALL, EXCEPT" AND WRITE THE NOMINEE'S NAME ON THE LINE BELOW.

____

Any other business that may properly come before the Meeting.

B Authorized Signatures — This section must be completed for your vote to be counted.— Sign and Date Below

Note: Please sign exactly as your name(s) appear(s) on this Proxy Card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, administrator, trustee, guardian, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Date (mm/dd/yyyy) — Please print date below	Signature 1 — Please keep signature within the box	Signature 2 — Please keep signature within the box
/ /		

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XXXXXXXXXXXXXX PMM 1 34959 XXXXXXXX

PUTNAM MANAGED MUNICIPAL INCOME TRUST PO Box 43131 Providence, RI 02940-3131 EVERY VOTE IS IMPORTANT SCAN The QR code or visit www.proxy-direct.com to vote your shares CALL 1-800-337-3503 Follow the recorded instructions available 24 hours MAIL Vote, Sign and Mail in the enclosed Business Reply Envelope VOTE IN PERSON Attend Shareholder Meeting One Madison Avenue,17th Floor, New York, New York, April 17, 2026 Please detach at perforation before mailing. PROXY PUTNAM MANAGED MUNICIPAL INCOME TRUST PROXY FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON APRIL 17, 2026 PREFERRED SHARES THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES. The undersigned hereby revokes all previous proxies for his/her preferred shares of Putnam Managed Municipal Income Trust and appoints Marc A. De Oliveira, Thomas C. Mandia, and Jeanne M. Kelly, and each of them, as proxies of the undersigned with full power of substitution to vote all shares of the Fund that the undersigned is entitled to vote at the Fund’s Annual Meeting of Shareholders (the “Meeting”) to be held at One Madison Avenue, 17th Floor, New York, New York at 11:00 a.m., Eastern Time, on April 17, 2026, including any postponements or adjournments thereof, upon the matters set forth below and instructs them to vote upon any other matters that may properly be acted upon at the Meeting, including any matters presented for which the Fund was not given timely notice. The undersigned hereby acknowledges receipt of the Notice of the Meeting and of the accompanying Proxy Statement (the terms of which are incorporated by reference herein). This proxy, if properly executed, will be voted in the manner directed by the shareholder. If no direction is made, this proxy will be voted “FOR” the proposals and in the discretion of the proxies upon such other business as may properly come before the meeting. VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1-800-337-3503 CHANGE OF ADDRESS PMM_34959_031126_Pref PLEASE MARK, SIGN, DATE ON THE REVERSE SIDE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE. xxxxxxxxxxxxxx code

EVERY SHAREHOLDER'S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders to Be Held on April 17, 2026.
The Proxy Statement and Proxy Card are available at:
https://www.proxy-direct.com/fnk-34959

Please detach at perforation before mailing.

If no specific instructions are provided, this proxy will be voted "FOR" the proposals and in the discretion of the proxies upon such other business as may properly come before the meeting.

TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE: [X]

A Proposals The Board of Trustees unanimously recommends a vote "FOR" the proposals.

1a.	Fixing the number of Trustees at 8.	FOR ☐	AGAINST ☐	ABSTAIN ☐
1b.	Electing your Fund's nominees for Trustees: 01. Robert D. Agdern 02. Carol L. Colman 03. Anthony Grillo 04. Eileen A. Kamerick 05. Nisha Kumar 06. Peter Mason 07. Hillary A. Sale 08. Jane E. Trust	FOR ALL ☐	WITHHOLD ALL ☐	FOR ALL EXCEPT ☐

INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR A PARTICULAR NOMINEE, MARK "FOR ALL, EXCEPT" AND WRITE THE NOMINEE'S NAME ON THE LINE BELOW.

____

Any other business that may properly come before the Meeting.

B Authorized Signatures — This section must be completed for your vote to be counted.— Sign and Date Below

Note: Please sign exactly as your name(s) appear(s) on this Proxy Card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, administrator, trustee, guardian, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Date (mm/dd/yyyy) — Please print date below	Signature 1 — Please keep signature within the box	Signature 2 — Please keep signature within the box
/ /		

Scanner bar code

XXXXXXXXXXXXXX PMM 2 34959 XXXXXXXX

PUTNAM MUNICIPAL OPPORTUNITIES TRUST PO Box 43131 Providence, RI 02940-3131 EVERY VOTE IS IMPORTANT SCAN The QR code or visit www.proxy-direct.com to vote your shares CALL 1-800-337-3503 Follow the recorded instructions available 24 hours MAIL Vote, Sign and Mail in the enclosed Business Reply Envelope VOTE IN PERSON Attend Shareholder Meeting One Madison Avenue,17th Floor, New York, New York, on April 17, 2026 Please detach at perforation before mailing. PROXY PUTNAM MUNICIPAL OPPORTUNITIES TRUST PROXY FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON APRIL 17, 2026 COMMON SHARES THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES. The undersigned hereby revokes all previous proxies for his/her common shares of Putnam Municipal Opportunities Trust and appoints Marc A. De Oliveira, Thomas C. Mandia, and Jeanne M. Kelly, and each of them, as proxies of the undersigned with full power of substitution to vote all shares of the Fund that the undersigned is entitled to vote at the Fund’s Annual Meeting of Shareholders (the “Meeting”) to be held at One Madison Avenue, 17th Floor, New York, New York at 11:00 a.m., Eastern Time, on April 17, 2026, including any postponements or adjournments thereof, upon the matters set forth below and instructs them to vote upon any other matters that may properly be acted upon at the Meeting, including any matters presented for which the Fund was not given timely notice. The undersigned hereby acknowledges receipt of the Notice of the Meeting and of the accompanying Proxy Statement (the terms of which are incorporated by reference herein). This proxy, if properly executed, will be voted in the manner directed by the shareholder. If no direction is made, this proxy will be voted “FOR” the proposals and in the discretion of the proxies upon such other business as may properly come before the meeting. VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1-800-337-3503 CHANGE OF ADDRESS PMO_34959_031126 PLEASE MARK, SIGN, DATE ON THE REVERSE SIDE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE. xxxxxxxxxxxxxx code

EVERY SHAREHOLDER'S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders to Be Held on April 17, 2026.
The Proxy Statement and Proxy Card are available at:
https://www.proxy-direct.com/fnk-34959

Please detach at perforation before mailing.

If no specific instructions are provided, this proxy will be voted "FOR" the proposals and in the discretion of the proxies upon such other business as may properly come before the meeting.

TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE: X

A Proposals **The Board of Trustees unanimously recommends a vote "FOR" the proposals.**

		FOR	AGAINST	ABSTAIN
1a.	Fixing the number of Trustees at 8.	☐	☐	☐

		FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
1b	Electing your Fund's nominees for Trustees: 01. Carol L. Colman 02. Anthony Grillo 03. Eileen A. Kamerick 04. Nisha Kumar 05. Hillary A. Sale 06. Jane E. Trust	☐	☐	☐

INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR A PARTICULAR NOMINEE, MARK "FOR ALL, EXCEPT" AND WRITE THE NOMINEE'S NAME ON THE LINE BELOW.

____

Any other business that may properly come before the Meeting.

B Authorized Signatures — This section must be completed for your vote to be counted.— Sign and Date Below

Note: Please sign exactly as your name(s) appear(s) on this Proxy Card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, administrator, trustee, guardian, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Date (mm/dd/yyyy) — Please print date below	Signature 1 — Please keep signature within the box	Signature 2 — Please keep signature within the box
/ /		

Scanner bar code

XXXXXXXXXXXXXX PMO 1 34959 XXXXXXXX

PUTNAM MUNICIPAL OPPORTUNITIES TRUST PO Box 43131 Providence, RI 02940-3131 EVERY VOTE IS IMPORTANT SCAN The QR code or visit www.proxy-direct.com to vote your shares CALL 1-800-337-3503 Follow the recorded instructions available 24 hours MAIL Vote, Sign and Mail in the enclosed Business Reply Envelope VOTE IN PERSON Attend Shareholder Meeting One Madison Avenue, 17th Floor, New York, New York, on April 17, 2026 Please detach at perforation before mailing. PROXY PUTNAM MUNICIPAL OPPORTUNITIES TRUST PROXY FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON APRIL 17, 2026 PREFERRED SHARES THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES. The undersigned hereby revokes all previous proxies for his/her preferred shares of Putnam Municipal Opportunities Trust and appoints Marc A. De Oliveira, Thomas C. Mandia, and Jeanne M. Kelly, and each of them, as proxies of the undersigned with full power of substitution to vote all shares of the Fund that the undersigned is entitled to vote at the Fund’s Annual Meeting of Shareholders (the “Meeting”) to be held at One Madison Avenue, 17th Floor, New York, New York at 11:00 a.m., Eastern Time, on April 17, 2026, including any postponements or adjournments thereof, upon the matters set forth below and instructs them to vote upon any other matters that may properly be acted upon at the Meeting, including any matters presented for which the Fund was not given timely notice. The undersigned hereby acknowledges receipt of the Notice of the Meeting and of the accompanying Proxy Statement (the terms of which are incorporated by reference herein). This proxy, if properly executed, will be voted in the manner directed by the shareholder. If no direction is made, this proxy will be voted “FOR” the proposals and in the discretion of the proxies upon such other business as may properly come before the meeting. VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1-800-337-3503 CHANGE OF ADDRESS PMO_34959_031126_Pref PLEASE MARK, SIGN, DATE ON THE REVERSE SIDE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE. xxxxxxxxxxxxxx code

EVERY SHAREHOLDER'S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders to Be Held on April 17, 2026.
The Proxy Statement and Proxy Card are available at:
https://www.proxy-direct.com/fnk-34959

Please detach at perforation before mailing.

If no specific instructions are provided, this proxy will be voted "FOR" the proposals and in the discretion of the proxies upon such other business as may properly come before the meeting.

TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE: ☒

A Proposals The Board of Trustees unanimously recommends a vote "FOR" the proposals.

	FOR	AGAINST	ABSTAIN
1a. Fixing the number of Trustees at 8.	☐	☐	☐

	FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
1b. Electing your Fund's nominees for Trustees: 01. Robert D. Agdern 02. Carol L. Colman 03. Anthony Grillo 04. Eileen A. Kamerick 05. Nisha Kumar 06. Peter Mason 07. Hillary A. Sale 08. Jane E. Trust	☐	☐	☐

INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR A PARTICULAR NOMINEE, MARK "FOR ALL, EXCEPT" AND WRITE THE NOMINEE'S NAME ON THE LINE BELOW.

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Any other business that may properly come before the Meeting.

B Authorized Signatures — This section must be completed for your vote to be counted.— Sign and Date Below

Note: Please sign exactly as your name(s) appear(s) on this Proxy Card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, administrator, trustee, guardian, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Date (mm/dd/yyyy) — Please print date below	Signature 1 — Please keep signature within the box	Signature 2 — Please keep signature within the box
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XXXXXXXXXXXXXX PMO 2 34959 XXXXXXXX

PUTNAM PREMIER INCOME TRUST PO Box 43131 Providence, RI 02940-3131 EVERY VOTE IS IMPORTANT SCAN The QR code or visit www.proxy-direct.com to vote your shares CALL 1-800-337-3503 Follow the recorded instructions available 24 hours MAIL Vote, Sign and Mail in the enclosed Business Reply Envelope VOTE IN PERSON Attend Shareholder Meeting One Madison Avenue, 17th Floor, New York, New York, on April 17, 2026 Please detach at perforation before mailing. PROXY PUTNAM PREMIER INCOME TRUST PROXY FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON APRIL 17, 2026 COMMON SHARES THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES. The undersigned hereby revokes all previous proxies for his/her common shares of Putnam Premier Income Trust and appoints Marc A. De Oliveira, Thomas C. Mandia, and Jeanne M. Kelly, and each of them, as proxies of the undersigned with full power of substitution to vote all shares of the Fund that the undersigned is entitled to vote at the Fund’s Annual Meeting of Shareholders (the “Meeting”) to be held at One Madison Avenue, 17th Floor, New York, New York at 11:00 a.m., Eastern Time, on April 17, 2026, including any postponements or adjournments thereof, upon the matters set forth below and instructs them to vote upon any other matters that may properly be acted upon at the Meeting, including any matters presented for which the Fund was not given timely notice. The undersigned hereby acknowledges receipt of the Notice of the Meeting and of the accompanying Proxy Statement (the terms of which are incorporated by reference herein). This proxy, if properly executed, will be voted in the manner directed by the shareholder. If no direction is made, this proxy will be voted “FOR” the proposals and in the discretion of the proxies upon such other business as may properly come before the meeting. VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1-800-337-3503 CHANGE OF ADDRESS PPT_34959_031126 PLEASE MARK, SIGN, DATE ON THE REVERSE SIDE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE. xxxxxxxxxxxxxx code

EVERY SHAREHOLDER'S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders to Be Held on April 17, 2026.
The Proxy Statement and Proxy Card are available at:
https://www.proxy-direct.com/fnk-34959

Please detach at perforation before mailing.

If no specific instructions are provided, this proxy will be voted "FOR" the proposals and in the discretion of the proxies upon such other business as may properly come before the meeting.

TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE: X

A Proposals The Board of Trustees unanimously recommends a vote "FOR" for the proposals.

		FOR	AGAINST	ABSTAIN
1a.	Fixing the number of Trustees at 8.	☐	☐	☐

		FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
1b.	Electing your Fund's nominees for Trustees:	☐	☐	☐

01. Robert D. Agdern 02. Carol L. Colman 03. Anthony Grillo 04. Eileen A. Kamerick
05. Nisha Kumar 06. Peter Mason 07. Hillary A. Sale 08. Jane E. Trust

INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR A PARTICULAR NOMINEE, MARK "FOR ALL, EXCEPT" AND WRITE THE NOMINEE'S NAME ON THE LINE BELOW.

____

Any other business that may properly come before the Meeting.

B Authorized Signatures — This section must be completed for your vote to be counted.— Sign and Date Below

Note: Please sign exactly as your name(s) appear(s) on this Proxy Card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, administrator, trustee, guardian, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Date (mm/dd/yyyy) — Please print date below	Signature 1 — Please keep signature within the box	Signature 2 — Please keep signature within the box
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XXXXXXXXXXXXXX PPT 34959 XXXXXXXX